Exhibit 1

FORWARD LOOKING STATEMENTS

     This presentation, the accompanying slides and our related comments include statements that are not based on historical facts, but are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.

     Forward-looking statements from BNP Paribas and BancWest (such as those concerning plans, expectations, estimates, strategies, projections and goals) reflect management’s best judgment as of this date. However, such statements involve risks and uncertainties that could cause actual results to differ materially from those discussed in the statements.

     Among the factors that could cause or contribute to such differences are:

     (1)  the possibility that regulatory approval of the pending transaction between BNP Paribas and BancWest may be delayed or denied or that burdensome conditions may be imposed in connection with such approvals;

     (2)  the possibility of customer or employee attrition following commencement of this transaction;

     (3)  the possibility that expected revenue enhancements and cost savings may not be realized within expected time frames;

     (4)  the possibility of adverse changes in global, national or local economic or monetary conditions;

     (5)  the potential effects of intense competition within the financial services industry;

     (6)  the level and volatility of interest rates and currency values;

     (7)  government fiscal and monetary policies;

     (8)  credit risks inherent in the lending process;

     (9)  loan and deposit demand in the geographic regions where BancWest and BNP Paribas conduct business;

     (10)  extensive federal and state regulation of BancWest’s business, including the effect of current and pending legislation and regulations;

     (11)  matters relating to the integration of BancWest’s business with that of future merger partners, including the impact of combining those businesses on revenues, expenses, deposit attrition, customer retention and financial performance;

     (12)  reliance on third parties to provide certain critical services, including data processing;

     (13)  changes in accounting policies;

     (14)  technological changes;

     (15)  other risks and uncertainties detailed from time to time in BancWest’s Securities and Exchange Commission filings; and

     (16)  management’s ability to manage these and other risks.

     Those factors or others could result, for example, in delay or termination of the transaction discussed above or in failure to achieve the anticipated results discussed here. Except as otherwise required by law, BancWest and BNP Paribas disclaim any obligation to update any forward-looking statements included herein to reflect future events or developments.

BNP PARIBAS

International Retail Banking

Investor Day - December, 4th 2001

Index

- International Retail Banking Strategic Rationale
- Global Outlook
- Development Strategy
- Results and Perspectives

Index

- ***International Retail Banking Strategic Rationale***
- **Global Outlook**
- **Development Strategy**
- **Results and Perspectives**

Our Mission

"Our aim is to develop, in targeted geographical areas, a network of local community banks, leveraging the strengths of BNP Paribas, and offering :

- A recurrent and growing contribution to Group earnings;
- A cross-selling platform for Group products."

BNP PARIBAS

Our Key Strengths

- Strong local franchises and country expertise
  - Western US:
    20-year track-record
  - Overseas and Emerging Markets (OEM):
    a long-time presence and insight into local markets
- Platform for Group synergies
  - Opportunities for cost synergies
  - Significant base for cross-selling
- Growing contribution to Group results
  - High growth rates and profitability
  - Diversification of revenue sources and risks

BNP PARIBAS

Index

- International Retail Banking Strategic Rationale
- *Global Outlook*
- Development Strategy
- Results and Perspectives

Well-established Retail Franchises

- **Western US: BancWest**
  - Bank of The West: created in 1874, 193 branches, 5th largest bank in California (by assets)
  - First Hawaiian Bank: created in 1858, 60 branches, deposit market share of 41% (Hawaii)
- **Overseas and Emerging Markets "OEM"**
  - Mediterranean Basin
    - → Morocco: created in 1906, 115 branches, deposit market share of 9.3%, loan market share of 13.4%
    - → Tunisia: created in 1961, 41 branches, deposit market share of 5.2%, loan market share of 5.6%
  - French Overseas Territories
    - → French West Indies, La Réunion, New Caledonia, Guyana, 51 branches, loan market shares of 12-40%
  - Africa
    - → Senegal (1962), Ivory Coast (1962), Gabon (1945), Burkina Faso (1973), Guinea (1985) 84 branches overall, asset market shares of 25-50%
    - → Madagascar : created in 1989, 9 branches, loan market share of 25%

IRB Network

Western US
253 Branches
1.2 m Customers
5,300 Employees

Overseas and Emerging Markets "OEM"
320 Branches
1.1 m Customers
7,000 Employees


WASHINGTON
OREGON
IDAHO
CALIFORNIA
NEVADA
NEW MEXICO
HAWAII


Mediterranean Basin
Africa
French Overseas Territories
Guyana
La Réunion
New Caledonia
Wallis-Futuna
French West Indies: Martinique, Guadeloupe

BNP PARIBAS

Significant Platforms for Cross-selling

	Western US	Overseas and Emerging Markets (OEM)		
	BancWest Corp.	Mediterranean Basin*	French Overseas Territories	Africa**
Individuals Accts (demand + checking accts)	1,700,000	323,100	329,500	550,000
Corporate and Professionals Accts	215,000	37,400	25,000	31,500
Deposits (Euro m)	17,000	4,600	1,900	1,900
Loans (Euro m)	17,000	3,600	1,800	1,500

* Mediterranean Basin includes Middle-East operations

** Africa includes Indian Ocean operations

Data as of 30/09/01

Income Breakdown: 2/3 Western US, 1/3 OEM

- Dominant US contribution



IRB Net Banking Income
OEM
34%
USA
66%



IRB pre-tax Net Income
OEM
29 %
USA
71 %

- Balanced OEM revenue streams



OEM Net Banking Income
French Overseas Territories
28%
Africa
29%
Mediterranean Basin
43%

Figures as of 30/09/01



OEM pre-tax Net Income
French Overseas Territories
21%
Africa
23%
Mediterranean Basin
56%

Reinforced Control

- 100% control of BNPI (Completed April 2000)
- 100% control of SFOM (Completed December 2000)
- 100% control of BancWest (Pending)

BNP PARIBAS

Index

- International Retail Banking Strategic Rationale
- Global Outlook
- ***Development Strategy***
  - ***Western US***
  - **Overseas and Emerging Markets "OEM"**
- Results and Perspectives

Western US: a Priority Area for Development

- **Western US retail markets offer high value creation opportunities**
  - **Strong economic and demographic growth prospects**
    - → California:
      - – World's 4th largest economy
      - – $ 46,775 average household income
      - – Population: 34 million (6.8% expected growth rate)
  - **Optimal balance of profitability, growth and risks**
  - **Increased cross-selling opportunities with BNP Paribas' Financial Holding Company status**

100% Control of BancWest - Strategic Rationale

External Growth

Avoid dilution of BNP Paribas stake and potential conflicts of interests with other shareholders in case of future acquisitions

Support BancWest's disciplined value-added acquisition strategy in a still-consolidating West Coast banking market

Business Development

Gramm-Leach-Bliley Act

Financial Holding Company status granted to BNPP

Use BancWest as a platform for the development of additional business lines in the US.

- Bancassurance
- Brokerage

Accelerate the exchange of expertise and know-how between the two organisations:

- Product innovation
- Multi-channel approach

100% Control of BancWest - Financial Rationale

- Full benefit of BancWest's expanding cash earnings
  - Elimination of Minority Interests at Group level
- Significant impact on Group Net Income and accretive effect on EPS as of 2002 (based on November IBES estimate for BNP Paribas)

In Euro m

Impact on Group Net Income before Goodwill amortisation	+ 135
Impact on Group Net Income after Goodwill amortisation	+ 42
Impact on EPS	+ 0.8 %
Impact on ROE	+ 0.1 %

Avenues of Growth Within BNP Paribas

- Cost synergies — $10 m in 2002 and $25 m in 2003
  - Purchasing contract leverage
  - Consolidation of BNP Paribas West Coast operations into BancWest
    - Chinese Desk
    - Trade Centre
- Revenue synergies
  - Cross-selling opportunities in:
    - Investment products and asset management (FFTW)
    - Insurance sales
  - Foreign exchange and derivatives market synergies
  - BNP Paribas Corporate Visa cards

BancWest Corporation At a Glance

- $20 billion regional bank holding company
  - 33rd largest in the United States (asset size)
  - Community bankers: Relationship focused
  - Significantly broader product line than smaller banks
  - Higher-touch service level than larger banks
- Created by 1998 merger of:
  - Bank of the West (at the time, a BNP subsidiary)
  - First Hawaiian Bank (41% Hawaii deposit market share)
- Growth opportunities: Western Mainland US
- Branding: Bank of the West, First Hawaiian Bank
- Sales culture: Broad-based incentive compensation

BancWest on the Western US Map

BancWest Corporation
- $20.0 billion assets
- $15.0 billion loans/leases
- $15.0 billion deposits
- Serves 1.2 million Western households and businesses

Bank of the West
- $12.9 billion assets
- $9.9 billion loans/leases
- $9.2 billion deposits
- 193 branches in Northern California, Oregon, New Mexico, Washington, Nevada, Idaho

First Hawaiian Bank
- $7.5 billion assets
- $5.1 billion loans/leases
- $5.8 billion deposits
- 56 branches in Hawaii, 2 in Guam, 2 in Saipan

(Financial totals as of 31/10/01)


WASHINGTON
OREGON
IDAHO
CALIFORNIA
NEVADA
NEW MEXICO
* SAN FRANCISCO
* LOS ANGELES

Bank of the West: 193 branches, 6 Western states


HAWAII
LIHUE
HONOLULU
KAHULUI
KAILUA-KONA
HILO

First Hawaiian: 60 branches in Hawaii, Guam, Saipan

* BNP Paribas office

BancWest CORPORATION

IRB

BNP PARIBAS

Geographic Diversity

Deposits


39%
Hawaii
61%
Mainland US

Gross loans


26%
Hawaii
74%
Mainland US

Cash earnings


31%
Hawaii
69%
Mainland US

Most deposits and loans – and 69% of year-to-date 2001 cash earnings – come from the Mainland United States. ("Mainland US" total includes First Hawaiian Bank's national corporate/media lending, commercial lending and leasing.)

Two Different Markets, Two Strong Brands

BANK OF THE WEST

Bank of the West:
193 branches in 6 states





First Hawaiian Bank

First Hawaiian:
60 branches in Hawaii, Guam, Saipan

The West: Highest-Growth US Region



Five-Year Forecast
US average
4.5%
Nevada
10.6%
Idaho
9.9%
New Mexico
8.4%
California
6.8%
Hawaii
6.8%
Washington
6.8%
Oregon
6.4%
0%
4%
8%
12%
Population Growth (2000-2005)

Source: US Census

BancWest Business Model

- Organic growth
  - Market-driven lines: Western US
  - Product-driven lines: regionally and nationwide
- External growth
  - Expand retail network through acquisitions in Western Mainland US:
    - → **Expand best practices and proven business lines in the new perimeter to continue realizing scale benefits**
    - → **Merger synergies:** Combine support units to cut expenses

BancWest Organic Growth Strategy

- **Market-driven lines in the Western US**
  - **Sales-driven philosophy to expand customer relationship**
    - → Community banking
    - → Trust, investment management
- **Product-driven lines**
  - **Asset generation through niche lending in regional and national markets where we have a competitive advantage**
    - → Consumer loans and leases
    - → Corporate banking: National specialty lines

Community Banking -- Western US

- Relationship focus: 1.2 million Western households and businesses
- 253 full-service branches in 7 states, Guam, Saipan
  - Incentive compensation program for branch staff
  - Focus on cross-selling bank, trust/investment products to improve share of wallet
- 400 ATMs
- Electronic channels
  - 24 x 7 Phone centers
  - PC business banking
  - Cash management
  - Online (Internet) banking -- 60,000 enrolled

BNP PARIBAS

Trust, Investments -- Western US

- Delivered through community, corporate bank channels
- Trust
  - $9.5 billion trust assets
  - $3.0 billion under active management
- Investment sales: mutual funds, annuities, securities
  - Revenue run rate, $20.5 million/year
  - Sales run rate, $600 million/year
- Proven record in investment & funds management
  - $1.3 billion assets in five Bishop Street mutual funds
- Bishop Street Capital Management: institutional market on Mainland and in Hawaii

BNP PARIBAS

Consumer Loans & Leases

- Auto loans and leases in the Western US
  - Network of 2,300 dealers, $2.7 billion outstanding
- RV loans nationwide
  - Network of 1,075 dealers, $1.7 billion outstanding
- Marine loans nationwide
  - Network of 1,450 dealers, $900 million outstanding
- Essex Credit, wholly-owned subsidiary
  - Nationwide marine, RV lending through offices in 9 states
- A&B credits with predictable loss rates
- Consumer lending unit services installment credit originated by community banking

Corporate Specialty Lending

- Media finance
  - $455 million outstanding
  - $990 million commitments
- Religious lending
  - $570 million outstanding
  - Not a single loan loss in 17 years
  - Loans based on congregation's demographics, cash flow
- SBA loans (50-75% government-guaranteed)
  - $650 million outstanding
  - Expanding the successful formula that made SierraWest one of top SBA lenders nationwide
- Leasing
  - Leveraged leases: $410 million outstanding
  - Smaller, single-investor leases: $340 million outstanding

BancWest External Growth Track-Record


Atlantic Financial
Silicon Valley, 11 branches
Assets: $214 million
Northbay Financial
Petaluma, 8 branches
Assets: $238 million
Citibank, F.S.B.
Oakland, 15 branches
Assets: $360 million
Central Banking
Walnut Creek, 48 branches
Assets: $830 million
Imperial SA
San Francisco, 35 branches
Assets: $1,490 million
78,0%
72,5%
71,0%
69,0%
65,2%
66,0%
60,5%
54,3%
2,7
3,5
3,6
3,7
4,1
4,4
5,1
5,6
1990
1991
1992
1993
1994
1995
1996
1997
Bank of the West
BoW/FHB Merger
SierraWest
Calif./Nevada, 20 branches
Assets: $ 815 million
1st Security, 30 branches
Deposits: $1,074 million
Fusion First Hawaiian Inc.
103 branches
Assets: $ 6,100 million
15,9
16,1
18,5
19,8
55,5%
51,5%
52,0%
1998
1999
2000
9M01
BancWest

Merger Cost Synergies - the Example of BoW/FHB

- Organisational synergies
  - FHB mainland network merged into BoW
- IT synergies
  - Consolidated onto Bank of the West systems at Hawaii operations center, 1999-2000
  - Scalable platform supports current operations, internal growth and acquisitions
  - Technology philosophy:
    Be a "rapid follower" to cut cost, risk.
- Back-offices synergies
  - Loan servicing
    - → First Hawaiian services Bank of the West mortgages
    - → Bank of the West services First Hawaiian's Mainland consumer loans

BNP PARIBAS

Merger Revenue Synergies - the Example BoW/FHB


BANK OF THE WEST
First Hawaiian Bank
First Hawaiian Bank
First Hawaiian Bank
BANK OF THE WEST
VISA

- Credit cards: First Hawaiian issues all BancWest cards
  - **165,000 cards, including Bank of the West customers**
  - **One of Top 50 US issuers -- #1 in Hawaii market**
- New credit card bank: First Hawaiian Bankcard, N.A.
  - **Agent bank program for nonaffiliated Western banks**
- Retail investment sales
  - **Back offices of all investment sales (annuities, mutual funds, etc.) merged and outsourced**
  - **Sales, revenues growing dramatically**

BancWest: The Bottom Line

- Strong revenue and earnings growth shows:
  Our business model is working
- Balanced by region -- in high-growth markets
- Balanced by line of business
- Experienced in growing by acquisition

BNP PARIBAS

Loan and Deposit Growth (Pro Forma)



Loans (billions)
$15
$10
$5
$0
$8.6
$10.0
$11.1
$12.0
$12.5
$14.0
$15
'95
'96
'97
'98
'99
'00
31/10/2001

Loan growth:
10% annually since 1995

Deposit growth:
8% annually since 1995



Deposits (billions)
$15
$10
$5
$0
$9.4
$10.7
$11.4
$12.0
$12.9
$14.1
$15
'95
'96
'97
'98
'99
'00
31/10/2001

BancWest CORPORATION

IRB

Diversified Loan Portfolio


Real Estate: Commercial
19%
International
2%
Commercial, Financial, Agricultural
17%
Real Estate: Construction
3%
15%
Lease Financing
29%
Consumer, Credit Card
15%
Real Estate: Residential

(At 31/10/01)

Credit Quality Solid Despite US Slump

(Pro Forma)*


Ratio of non-performing assets/
total loans, leases & OREO
1,5%
1,0%
0,5%
0,0%
1.39%
1.18%
1.11%
1.01%
.86%
.90%
.91%
.85%
'96
'97
'98
'99
'00
1Q
2Q
3Q
2001

Ratio of non-performing assets/total loans* improved substantially since 1996

Credit Quality Solid Despite US Slump

(* Pro Forma)

Net charge-offs/
Average loans and leases*



0,8%
0,6%
0,4%
0,2%
0,0%
.37%
.34%
.31%
.42%
.37%
.61%
.49%
.51%
'96
'97
'98
'99
'00
1Q
2Q
3Q
**Annualized
2001**

Allowance for credit losses/
Total loans and leases*



1,60%
1,20%
0,80%
0,40%
0,00%
1.37%
1.28%
1.32%
1.29%
1.23%
1.31%
1.32%
1.27%
'96
'97
'98
'99
'00
1Q
2Q
3Q
2001

BancWest Corporation

IRB

Commercial Loan Portfolio by Risk Grade



1-Substantially risk free, 2.9%
2-Minimal risk, 2.6%
3-Modest risk, 3.4%
4-Better than average risk, 12.8%
5-Average risk, 42.7%
6-Acceptable risk, 28.1%
7-Special mention, 3.3%
8-Substandard, 3.4%
9-Doubtful, 0.8%
10- Loss 0.03%

(At 30/09/01)

Total Deposits: $15.0 Billion



Time Certificates of Deposit
38%
Public Time 4%
International 2%
Money Market
24%
Savings 12%
20%
Non-Interest Bearing

(At 31/10/01)

BNP PARIBAS

Revenue Growth (Pro Forma)

Revenue* growth: +9% annually since 1996.
Non-interest income: +14% annually since 1996.



Revenue* (millions)
$1 000
$800
$600
$400
$200
$0
$694
$767
$827
$887
$963
$718
$779**
1996
1997
1998
1999
2000
3Q '00
3Q '01
Non-interest income
Net interest income

* Net interest income + non-interest income
** Excludes $59.8 million gain on Concord stock.

"Pro forma" calculations include First Hawaiian Bank, Bank of the West, Pacific One Bank and SierraWest Bank for all time periods indicated.

BancWest CORPORATION

IRB

Better Efficiency, Year After Year


Cash Efficiency Ratio*
(Pro Forma)
70%
60%
50%
40%
61.0%
52.3%
'97
'98
'99
'00
9M01


Assets per Employee
(Pro Forma)
Assets (millions $)/ Employee
$4
$3
$2
$2.5
$3.6
'97
'98
'99
'00
3Q '01

* Tangible (Cash) Efficiency Ratio = non-interest expense, exclusive of nonrecurring items and after amortization of intangibles, divided by the sum of net interest income (fully-taxable basis) plus non-interest income less securities transactions and nonrecurring transactions.

Earnings: 12%-16% Growth Rate



Core cash earnings*
(pro forma)
$ Millions
$250
$200
$150
$100
$50
$0
$185
$206
96 97 98 99 00 9M00 9M01

+16% in '00
+12% 9M01

* Cash earnings, exclusive of restructuring, merger-related and other nonrecurring items.



Core cash earnings*
per share
$2.00
$1.50
$1.00
$0
$1.48
$1.63
96 97 98 99 00 9M00 9M01

+12% in '00,
+10% 9M01

"Pro forma" calculations include First Hawaiian Bank, Bank of the West, Pacific One Bank and SierraWest Bank for all time periods indicated.

BancWest CORPORATION

IRB

BancWest: an Outstanding Development Platform for BNP Paribas

- BancWest is a significant and profitable player both in Hawaii and in the Western Mainland US
- The "*Community Bank*" business model demonstrates good resistance to current economic slowdown
- BancWest's proven development strategy provides strong growth potential without negative impacts on profitability
  - Goodwill amortisation neutralised through costs and revenues synergies

BNP PARIBAS

Index

- International Retail Banking Strategic Rationale
- Global Outlook
- ***Development Strategy***
  - **Western US**
  - ***Overseas and Emerging Markets (OEM)***
- Results and Perspectives

OEM Development Strategy

Management Objectives

- → Strengthen organic growth…
- → …with tight risk control
- → Continue to improve operational efficiency
- → Proactively manage the business portfolio

Expanded Commercial Offering

Develop a specific commercial offerings for targeted segments...

Enhanced products and services

Remote and electronic banking: *Trade Centers, Geolink, BNP I Net,...*

Packaged products: *Situation, Provisio,...*

Targeted segments of clientele

Individuals: middle/high end clientele, corporate customers employees, local public servants, expatriates
Corporate: Multinationals and leading local corporations
Professionals: targeted professions (e.g. medical professions)

...through a common, centralised and flexible IT platform (ATLAS II)

- → Capitalising on retail products/services developed in France
- → Extending and adapting successful products/services to other segments and geographic areas

Selective and profitable market share growth with increased fee income

BNP PARIBAS

Enhanced Cross-Selling

Use the OEM network to cross-sell Group products/services and increase earnings

- **An example of cross-selling within BNPP : implementation of Trade Centres**
  - **BNP Paribas global objectives (Trade business line)**
    - → Become a Global Partner for customers involved in International Trade
    - → Provide a broad and efficient offering to customers
    - → Increase profitability
  - **Achievements within the OEM network**
    - → 4 Trade Centres opened in 2000/2001 in Morocco, Tunisia, Dubai and Beirut
    - → 8 scheduled openings in 2002

Net Banking Income	2000 Realised	2001 Estimated	Evolution 2001/2000
Total OEM Trade Finance	€27.17 m	€32.90 m	+21 %

Dynamic growth of OEM Revenues


OEM Net Banking Income
K Euro
700 000
600 000
500 000
400 000
300 000
400,000
578,000
625,000
1999
2000
9M01 annualised

BNP PARIBAS

Index

- International Retail Banking Strategic Rationale
- Global Outlook
- **Development Strategy**
  - Western US
  - *OEM*
    - → Strengthen organic growth...
    - → ***...with tight risk control***
    - → Continue to improve operational efficiency
    - → Actively manage the business portfolio
- Results and Perspectives

Reinforced Risk Management

Credit Risk

- Renewed risk management procedure
  - A driving force, *"the contradictory analysis"* ("4 eyes" policy)
  - Separated functions: independence of risk and commercial dept.

Operational Risk

- Reinforcement of "*control*" structures
  - Local Audit Dept.
  - IRB Audit Dept.
  - Group "*Inspection Générale*"

Compliance/Money-Laundering Risk

- "*Control*" organisation adapted to risk environment
- New procedures aimed at optimising post-operation control

Well Diversified Exposure

OEM Exposure
Geographical breakdown


French Overseas Territories 21%
Other 3%
Africa 20%
Mediterranean Basin 56%

NB: Corporate + Individuals
B/S + Off B/S
Facility utilisations

Figures as of 30/06/01

OEM Exposure
Sectoral breakdown


Tourism 2%
Transports 3%
Agriculture 3%
Food processing 7%
Telecommunications 3%
Industry 20%
Trade 25%
Real Estate 3%
Finance 8%
Construction 7%
Misc. 8%
Commodities-Raw Materials 11%

Cautious Provisioning Policy

OEM
Cost of risk/RWA



2,5%
2,0%
1,5%
1,0%
0,5%
0,0%
1999
2000
9M01

OEM
Provision/Doubtful Loans



88,0%
83,0%
78,0%
73,0%
68,0%
75.8%
82.9%
81.8%
1999
2000
9M01

BNP PARIBAS

Index

- International Retail Banking Strategic Rationale
- Global Outlook
- **Development Strategy**
  - **Western US**
  - ***OEM***
    - → Strengthen organic growth...
    - → ...with tight risk control
    - → ***Continue to improve operational efficiency***
    - → Actively manage the business portfolio
- Results and Perspectives

IT Standardisation

Implementation of a uniform yet flexible IT system (ATLAS II) in OEM affiliates aimed at

Enhancing commercial offering

- Centralisation of activity data
- Activity and risks analysis
- Enlargement and adaptation of products and services offering

Generating regional synergies

- Linked with regional data processing centres
- Local synergies for Atlas II implementation & production
- Creation of regional back-offices

Centralisation of Back-Offices

Improve operational efficiency and cost income ratio through centralisation of back-offices

- **A two-step process, currently being tested before possible implementation throughout OEM**

Step	Actions	Benefits
Back-offices reengineering	• Standardisation of back-office processes • Implementation of common tools	**Productivity gains**
Back-offices centralisation	Unique back-office centre • servicing four territories • centralised in one regional Head-Office	•**Further costs reduction** •**Quality improvement in operations processing** •**Product range enhancement**

Strong Improvement in Productivity


Cost/Income ratio
(OEM)
72,0%
70,0%
68,0%
66,0%
1999
2000
9M01

Index

- International Retail Banking Strategic Rationale
- Global Outlook
- **Development Strategy**
  - Western US
  - *OEM*
    - → Strengthen organic growth...
    - → ...with tight risk control
    - → Continue to improve operational efficiency
    - → ***Actively manage the business portfolio***
- Results and Perspectives

BNP PARIBAS

Development in High-Growth Markets

Consolidation of market share through selective acquisitions

- **Morocco : Acquisition and merger of ABN AMRO Moroccan subsidiary with BMCI**

20 branches	24,000 customers	Total Assets: Euro 366 m

→ Opportunistic, yet strategic operation in line with BMCI's ambitious development plan

→ Complementarity of networks and activities

Gain in market share enabling BMCI to reach critical scale in Morocco (> 10% market share)

BNP PARIBAS

Development in High-Growth Markets

Targeted acquisitions in new markets

- Turkey: potential acquisition of domestic franchise and selected assets of Finansbank
- Exclusivity period extended until January 15th to finalise negotiations

Franchise

- → 119 branches (63 in Istanbul), multi-channel model
- → 225,000 individual accounts
- → 300,000 credit cards (+175,000 in the 18 months to June 2001)
- → Strong cross-selling opportunities (asset management, consumer finance, insurance) for Group products

Market

- → Promising market in the medium term
  - GDP per capita: $2,900
  - Population: 65.3 m
  - Strong concentration of banking activity
    - 70% of banking activity in Istanbul, Ankara and Izmir
    - GDP per head in Istanbul comparable to European levels
  - One of the lowest loan/GDP rate in Europe (22% vs. 35% in Poland)

BNP PARIBAS

Development in High-Growth Markets

Targeted development through Greenfield projects

- **India** (launched in October 2001)
  - → 140-years presence of BNP Paribas in corporate activity
  - → Full retail banking activity
  - → Multi-channel bank approach
  - → Focus on cross-selling
  - → Experienced teams

Selective divestments to optimise capital allocation

- **IRB presence in Southern Africa currently under review**

Index

- International Retail Banking Strategic Rationale
- Global Outlook
- Development Strategy
- ***Results and Perspectives***

High and Increasing Profitability

Euro m	9M01	9M00	%
Net Banking Income	1,389	1,179	17.8%
General Expense and Dep.	-778	-687	13.3%
Gross Operating Profit	611	492	24.2%
Operating Income	499	372	34.1%
Non Operating Items	-7	-11	-36.4%
Net Income before Tax and GW	492	361	36.3%
Goodwill	-17	-20	-15%
Net Income before Tax	475	341	39.3%
Cost Income ratio	56%	58.3%	
Pre-Goodwill and pre-tax ROE	42.6%	35.3%	
pre-tax ROE	41%	34%	
Allocated Equity (€ bn)	1.5	1.4	

Strong Profitability Growth

IRB Net Income

Figures in Euro m


700
600
500
400
300
200
100
0
281
475
475
>x2 net income
1999
2000
9M01
9M01 annualised

IRB Pre-tax ROE


45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
25.4%
34.8%
41%
+15.6 %
1999
2000
9M01

Increasing Contribution to Group Results

IRB contribution to Group Operating Income



13,00%
12,50%
12,00%
11,50%
11,00%
10,50%
10,00%
9,50%
9,00%
8,50%
8,00%
12.4%
10.50%
8.94%
1999
2000
9M01

Allocated Equity (IRB)



1 800
1 600
1 400
1 200
1 000
800
600
400
200
0
+42.1%
(consolidated Allocated Equity)
Euro m
1999
2000
9M01*
Allocated Equity (Consolidated)
Allocated Equity (Group share)

* Assuming 100% control of BancWest

Significant Profitability and Development Perspectives

- Profitability (before Goodwill) above IRB pre-tax ROE target of 35%

➡ **Capacity to pursue external growth, while maintaining high profitability levels, in order to:**

- → Consolidate market shares in Western US
- → Create and develop new growth opportunities in markets with high development potential (India, Turkey, …)
- → Accelerate organic growth
- → Enlarge Group cross-selling platforms

BNP PARIBAS

International Retail Banking